                                                                 Exhibit 10.18.5

                                SECOND AMENDMENT
                                       TO
                             STOCKHOLDERS' AGREEMENT

         THIS SECOND AMENDMENT (this "Second Amendment"), dated as of December 7, 2001, is by and among EQUITY CSKA LIMITED, EQUITY CSKB LIMITED, EQUITY CSKC LIMITED, AUTO EQUITY LIMITED, AUTO PARTS LIMITED, AUTO INVESTMENTS LIMITED, CSK INVESTMENTS LIMITED, CSK EQUITY LIMITED, NEW CSK EQUITY LIMITED, INVESTCORP CSK HOLDINGS L.P., CSK INTERNATIONAL LIMITED, J.P. MORGAN (SUISSE) S.A., as successor to CHASE BANK (C.I.) NOMINEES LIMITED, SOUTH BAY LIMITED, INVESTCORP INVESTMENT EQUITY LIMITED, BALLET LIMITED, DENARY LIMITED, GLEAM LIMITED, HIGHLANDS LIMITED, NOBLE LIMITED, OUTRIGGER LIMITED, QUILL LIMITED, RADIAL LIMITED, SHORELINE LIMITED and ZINNIA LIMITED, each being a corporation organized under the laws of the Cayman Islands, CHILTERN TRUSTEES LIMITED, in its capacity as trustee of The Carmel Trust, a trust governed by the laws of Canada and established under a trust settlement made August 17, 1977 ("Chiltern Trustees Limited"), Glenellen Investment Co., a Cayman Islands corporation, Transatlantic Investments, LLC., MAYNARD JENKINS and THE JAB TRUST (collectively, the "Stockholders"), CSK AUTO CORPORATION, a Delaware corporation (the "Company"), and CSK AUTO, INC., an Arizona corporation and a wholly-owned subsidiary of the Company, each of whom is a party to that certain Stockholders' Agreement, dated as of October 30, 1996, as amended by that certain Amendment thereto, dated as of June 12, 1998, and as further amended by that certain letter agreement, dated December 8, 1998 (the "Stockholders' Agreement").

         WHEREAS, under the terms of the Stockholders' Agreement, the Company has granted the Stockholders certain preemptive rights in connection with the issuance of any additional Securities (as defined therein) by the Company;

         WHEREAS, under the terms of the Stockholders' Agreement, the Company has granted the Stockholders certain demand and piggyback registration rights in respect of the Registrable Stock (as defined therein) held by the Stockholders;

         WHEREAS, the Company wishes to obtain additional financing on the terms and conditions set forth in that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), to be dated as of December 7, 2001, by and among the Company and the investors who are party thereto (the "New Investors"), who are currently anticipated to be Investcorp CSK Holdings L.P. and LBI Group Inc., but may include an additional investor, with respect to the purchase of $50,000,000 principal amount of the Company's 7% Convertible Debentures due December 2006 (the "Debentures");

         WHEREAS, in connection with the execution and delivery of the Securities Purchase Agreement, the Company will enter into a Registration Rights Agreement (the "Registration Rights Agreement"), pursuant to which the Company will grant the New Investors certain registration rights with respect to the Registrable Securities (as defined therein) held by the New Investors;

         WHEREAS, in connection with the exercise of the New Investors' registration rights under the Registration Rights Agreement, the New Investors will be given preferential registration rights with respect to their Registrable Securities (as defined in the Registration Rights Agreement) as compared to the registration rights for the Registrable Stock that the Stockholders currently have under the Stockholders' Agreement;

         WHEREAS, the Company is required under the Securities Purchase Agreement to obtain all consents and waivers necessary to give effect to the registration rights it has granted to the New Investors under the Registration Rights Agreement; and

         WHEREAS, the Company and the Stockholders wish to amend the Stockholders' Agreement to provide, in part, for certain penalties which the Company may incur in connection with certain of the Stockholders' exercise of their registration rights thereunder.

         NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                   AMENDMENTS

         Section 1.1. Penalties. Section 9.1 of the Stockholders' Agreement is hereby amended by adding the following new clause "(d)" at the end thereof:

         "(d) Following the date on which the Lehman Registration Statement (as defined below) is declared effective, the Company shall be obligated to file any registration statement requested pursuant to Section 9.1(a) or Section 9.3 and to use its best efforts to cause such registration statement to be declared effective within the time periods specified below. If the Company fails to file such registration statement or cause that registration statement to be declared effective within the time periods specified, the Company shall incur the penalties specified below to any of Chiltern Trustees Limited, Glenellen Investment Co. and Transatlantic Investments, LLC (collectively, the "Carmel Stockholders") requesting the filing of such Registration Statement.

                  (i) If any of the Stockholders exercise their registration rights under this Section 9.1 or under Section 9.3 at any time prior to the time that the Lehman Registration Statement is declared effective by the Commission or at any time during the Company's four or five week accounting period (a "Company Accounting Month") in which the Lehman Registration Statement is declared effective by the Commission, the Company shall file a registration statement in respect of such exercise not later than two (2) Business Days after receipt by the Company of written facsimile notice (as defined below) of such exercise, but shall not be obligated to make such filing earlier than the second Business Day after the Lehman Registration Statement is declared effective; provided, however, that if the written facsimile notice of such exercise is provided to the Company at least three (3) Business Days prior to the declaration of effectiveness of the Lehman Registration Statement, such filing shall be made by the Company on the first Business Day following the declaration of effectiveness of the Lehman Registration Statement.

                  (ii) If any of the Stockholders exercise their registration rights under this Section 9.1 or under Section 9.3 during the Company Accounting Month immediately following the Company Accounting Month in which the Lehman Registration Statement is declared effective, the Company shall file a registration statement in respect of such exercise within five (5) Business Days after receipt by the Company of written facsimile notice of such exercise.

                  (iii) If any of the Stockholders exercise their registration rights under this Section 9.1 or under Section 9.3 after the exercise period specified in Section 9.1(d)(ii) above, the Company shall file a registration statement in respect of such exercise within thirty (30) calendar days after receipt by the Company of written facsimile notice of such exercise.

                  (iv) The Company shall use its best efforts to cause any registration statement filed in accordance with Sections 9.1(d)(i)-(iii), above, to become effective within 150 calendar days following the date on which the Company receives written facsimile notice of exercise of such registration rights; provided, however, that the Company will, commencing with the first business day after such filing and continuing thereafter, diligently seek a determination by the Commission as to whether it will be reviewing such registration statement and if the Company receives notice from the Commission that it will not be reviewing such registration statement, the Company shall request effectiveness of such registration statement within one (1) Business Day of its receipt of such notification from the Commission.

                  (v) If a Stockholder exercises its rights under Section 9.1(d)(i) hereof, all notifications to be provided hereunder by the Company will be provided by facsimile to the other Stockholders at the last facsimile number provided by them to the Company and the following time periods will apply:

                           A. Section 9.1(b) - - both time periods will change
                  from thirty (30) days to fifteen (15) hours after receipt; and

                           B. Section 9.2 - - thirty (30) days will change to
                  fifteen (15) hours after receipt.

                  (vi) If a Stockholder exercises its rights under Section 9.1(d)(ii) hereof, all notifications to be provided hereunder by the Company will be provided by facsimile to the other Stockholders at the last facsimile number provided by them to the Company and the following time periods will apply:

                           A. Section 9.1(b) - - both time periods will change
                  from thirty (30) days to one (1) Business Day; and

                           B. Section 9.2 - - thirty (30) days will change to
                  one (1) Business Day.

                  (vii) If a Stockholder exercises its rights under Section 9.1(d)(iii) hereof, all notifications to be provided hereunder will be provided by facsimile to the other Stockholders at the last facsimile number provided by them to the Company and the following time periods will apply:

                           A. Section 9.1(b) - - both time periods will change
                  from thirty (30) days to five (5) Business Days; and

                           B. Section 9.2 - - thirty (30) days will change to
                  five (5) Business Days.

                  (viii) If the Company fails to file a registration statement, if such registration statement is not declared effective by the Commission, or if the Company fails to make such registration statement available for the sale of the securities covered by such registration statement, in each case, within the applicable time period specified above, or if on any day after such registration statement has been declared effective by the Commission, sales of all securities requested to be included in such registration statement cannot be made (each of the foregoing, a "Registration Failure"), the Company shall , as relief for damages pay to each of the Carmel Stockholders seeking to exercise its registration rights under this Section 9.1, which shall be a number of shares of the Company's common stock equal to the product of (A)
         0.0005 multiplied by (B) the number of shares of the Company's common stock that such Carmel Stockholder specified in its written facsimile notice requesting registration multiplied by (C) the sum of (x) the number of calendar days after the applicable filing deadline that the registration is not filed with the Commission, plus (y) the number of calendar days after the effectiveness deadline in Section 9.1(d)(iv) until the registration statement is declared effective by the Commission, plus (z) the number of days after the registration statement is declared effective by the Commission that it is not available for the sale of the securities required to be included in the registration statement, other than in each case during a Material Event (as defined below). This payment shall be paid in the form of shares of the Company's common stock based on the average final quoted price of the Company's common stock on each of the five (5) Business Days immediately preceding the date of payment. The payment provided in this paragraph shall not be the exclusive remedy for a Registration Failure nor shall it serve as a limitation on damages recoverable for or equitable relief available for such a Registration Failure. The payments to which any Carmel Stockholder shall be entitled pursuant to this paragraph shall be paid on the earlier of (I) the last day of each calendar month during which such payments are incurred and (II) the third Business Day after the event or failure giving rise to the payments is cured. In the event the Company fails to make such payments in a timely manner, such payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

         For purposes hereof, "Lehman Registration Statement" shall mean the registration statement to be prepared and filed pursuant to Section 2(a) of the Securities Purchase Agreement. For purposes hereof, "Material Event" shall mean any event that results in (i) the Registration

Statement, in the good faith opinion of the Board of Directors of the Company and its counsel, containing an untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) the need to delay the disclosure of material non-public information concerning the Company, the disclosure of which at that time is not, in the good faith opinion of the Company's Board of Directors and its counsel, in the best interests of the Company; provided, however, that during any three hundred sixty-five (365) day period no more than two such Material Events shall be permitted and such Material Events shall not exceed an aggregate of forty-five
(45) days.

         For purpose hereof, "written facsimile notice" shall mean notice sent via facsimile to the Company at 602-234-1713, attention: Martin Fraser and at 602-264-0495, attention: Lon Novatt, between 9:00 a.m. and 5:00 p.m., New York time on a Business Day.

         For purposes hereof, "Business Day" shall mean any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed."

         Section 1.2. Participation of Management in "Road Shows." Section 9.4(k) of the Stockholders' Agreement is hereby amended by adding the clause "and the Company covenants to make its executive officers available to meet the reasonable requirements of the underwriters in presenting such "road shows" and related presentations" in the fourth line thereof, immediately following the phrase, "in connection therewith."


                                   ARTICLE II
                               CONSENT AND WAIVER

         Section 2.1. Consent. The Stockholders hereby consent to the execution and delivery of the Securities Purchase Agreement, the Registration Rights Agreement and all documents contemplated therein, the transactions contemplated thereby, the performance by the parties thereto of their respective obligations thereunder and the rights granted to the New Investors thereunder, notwithstanding any provisions to the contrary contained in the Stockholders' Agreement. To the extent that the Stockholders' rights under Article 9 of the Stockholders' Agreement to include their Registrable Stock (as defined in the Stockholders' Agreement) in any registration of the Company's securities conflicts with the preferential allocation granted to the New Investors under the Registration Rights Agreement in respect of their Registrable Securities (as defined in the Registration Rights Agreement), the Stockholders hereby expressly waive any such conflict and consent to the granting of such preferential registration rights to the New Investors.

         Section 2.2. Waivers. The Stockholders hereby (i) waive the terms and provisions of the Stockholders' Agreement to the extent that the transactions contemplated by the Securities Purchase Agreement and the Registration Rights Agreement do not comply with such terms and provisions, and (ii) waive any preemptive rights or notification rights with respect thereto they may have under Article 6 of the Stockholders' Agreement in respect of the securities issued in connection with the transactions contemplated by the Securities Purchase Agreement; provided, however, that until 10:00 a.m. New York time on the later of the Business Day prior to the closing of the Securities Purchase Agreement or the first Business Day following the receipt of notice from the Company indicating the date of such closing, any of the Carmel Stockholders may give the Company written facsimile notice of its desire to participate in the purchase of Debentures under the Securities Purchase Agreement in the amount that it would have been entitled to subscribe for, but for the waivers contained in this Section 2.2, and shall then have the right to become a party to the Securities Purchase Agreement as it then exists and without further modification prior to 5:00 p.m. New York time on the later of the Business Day prior to the closing of the Securities Purchase Agreement or the first Business Day following the receipt of notice from the Company indicating the date of such closing and to purchase such Debentures at the closing of the sale of the Debentures under the Securities Purchase Agreement.

         Section 2.3. Additional Agreements. The Stockholders also (i) waive any piggyback registration rights they may have under the Stockholders' Agreement in respect of the registration contemplated by Section 2(a) of the Registration Rights Agreement, and (ii) agree not to require the filing of any registration statement pursuant to its exercise of any demand registration rights they may have under Article 9 of the Stockholders' Agreement, or otherwise, until after the registration statement to be prepared pursuant to Section 2(a) of the Registration Rights Agreement has been declared effective.


                                   ARTICLE III
                                  MISCELLANEOUS


         3.1. Counterparts. This Second Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         3.2. Captions. The captions herein are included for convenience of reference only and shall not be construed in the construction or interpretation hereof. All references to an Article or Section include all subparts thereof.

         3.3 Definitions. Initial capitalized terms used herein without definition that are defined in the Stockholders' Agreement shall have the meanings given to such terms therein.


           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]


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
         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above-written.


CSK AUTO CORPORATION

/s/ Lou B. Novatt
-------------------------------------
Name: Lou B. Novatt
Title: Senior Vice President



CSK AUTO, INC.

/s/ Lou B. Novatt
-------------------------------------
Name: Lou B. Novatt
Title: Senior Vice President



MAYNARD JENKINS

/s/ Maynard Jenkins
-------------------------------------



         SIGNATURE PAGES TO SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT

EQUITY CSKA LIMITED


By: /s/
    ------------------------------
    Name: The Director Ltd.
         -------------------------
    Title: Director
          ------------------------

EQUITY CSKB LIMITED


By: /s/
    ------------------------------
    Name: The Director Ltd.
         -------------------------
    Title: Director
          ------------------------

EQUITY CSKC LIMITED


By:  /s/
    ------------------------------
    Name: The Director Ltd.
         -------------------------
    Title: Director
          ------------------------


AUTO EQUITY LIMITED


By:  /s/
    ------------------------------
    Name: Bluejay Investments Ltd.
         -------------------------
    Title: Director
          ------------------------


AUTO PARTS LIMITED


By: /s/
    -------------------------------
    Name: Cardinal Investments Ltd.
         --------------------------
    Title: Director
          -------------------------

AUTO INVESTMENTS LIMITED


By: /s/
    -------------------------------
    Name: Cardinal Investments Ltd.
         --------------------------
    Title: Director
          -------------------------




         SIGNATURE PAGES TO SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT

CSK INVESTMENTS LIMITED


By: /s/
    --------------------------------------
        Name: Cardinal Investments Limited
        Title: Director


CSK EQUITY LIMITED


By: /s/
    --------------------------------------
        Name: Bluejay Investments Ltd.
        Title: Director


NEW CSK EQUITY LIMITED


By: /s/
    --------------------------------------
        Name: Bluejay Investments Ltd.
        Title: Director


INVESTCORP CSK HOLDINGS L.P.


By: /s/ Ebrahim H. Ebrahim
    --------------------------------------
        Name: Ebrahim H. Ebrahim
        Title: Director


CSK INTERNATIONAL LIMITED


By: /s/
    --------------------------------------
        Name: Cardinal Investments Limited
        Title: Director


J.P. MORGAN (SUISSE) SA, AS SUCCESSOR TO CHASE MANHATTAN
PRIVATE BANK (SWITZERLAND)


By: /s/ Maria Diz

    -------------------------------------
        Name: Maria Diz
        Title: Associate


By: /s/ Valerie O'Brien
    -------------------------------------
        Name: Valerie O'Brien
        Title: Associate




         SIGNATURE PAGES TO SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT

SOUTH BAY LIMITED



By: /s/
    --------------------------------
    Name: Martonimere Services Ltd.
         ---------------------------
    Title: Director
          --------------------------


BALLET LIMITED


By: /s/ H. Richard Lukene III
    --------------------------------
    Name: H. Richard Lukene III
         ---------------------------
    Title: Authorized Representative
          --------------------------


DENARY LIMITED

By: /s/ Stephen L. Atkinson
    --------------------------------
    Name: Stephen L. Atkinson
         ---------------------------
    Title: Authorized Representative
          --------------------------

GLEAM LIMITED

By: /s/ Meredith L. Brady
    --------------------------------
    Name: Meredith L. Brady
         ---------------------------
    Title: Authorized Representative
          --------------------------

HIGHLANDS LIMITED

By: /s/ Abeer Al Shehabi
    --------------------------------
    Name: Abeer Al Shehabi
         ---------------------------
    Title: Authorized Representative
          --------------------------


NOBLE LIMITED

By: /s/ Kevin E. Murphy
    --------------------------------
    Name: Kevin E. Murphy
         ---------------------------
    Title: Authorized Representative
          --------------------------







         SIGNATURE PAGES TO SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT

OUTRIGGER LIMITED


By: /s/ Thomas Kennedy
   -------------------------------------
        Name: Thomas Kennedy
             ---------------------------
        Title: Authorized Representative
              --------------------------


QUILL LIMITED


By: /s/ Mahmood Al Aradi
   -------------------------------------
        Name: Mahmood Al Aradi
             ---------------------------
        Title: Authorized Representative
              --------------------------


RADIAL LIMITED


By: /s/ Ebrahim H. Ebrahim
   -------------------------------------
        Name: Ebrahim H. Ebrahim
             ---------------------------
        Title: Authorized Representative
              --------------------------


SHORELINE LIMITED


By: /s/ Ansel Mulling
   -------------------------------------
        Name: Ansel Mulling
             ---------------------------
        Title: Authorized Representative
              --------------------------


ZINNIA LIMITED


By: /s/ P. James Abernathy
   -------------------------------------
        Name: P. James Abernathy
             ---------------------------
        Title: Authorized Representative
              --------------------------


INVESTCORP INVESTMENT EQUITY LIMITED


By: /s/
   -------------------------------------
        Name: The Director Ltd.
             ---------------------------
        Title: Director
              --------------------------



         SIGNATURE PAGES TO SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT

CHILTERN TRUSTEES LIMITED, AS TRUSTEE OF CARMEL TRUST


By: /s/
    -------------------------------------
        Name: CG Malet de Carteret
        Title: Managing Director


TRANSATLANTIC INVESTMENTS, LLC.


By: /s/ Jules Trump
    -------------------------------------
        Name: Jules Trump
        Title: Co-Chairman


GLENELLEN INVESTMENT CO.


By: /s/ Robert Smith
    -------------------------------------
        Name: Robert Smith
        Title: Chairman


THE JAB TRUST


By: /s/ James G. Bazlen
    -------------------------------------
        Name: James G. Bazlen
        Title: Trustee


By: /s/
    -------------------------------------
        Name:
              ------------------
        Title:
              ------------------








         SIGNATURE PAGES TO SECOND AMENDMENT TO STOCKHOLDERS' AGREEMENT